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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                   FORM 8-K/A


                                 CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) SEPTEMBER 19, 2002






                              NUEVO ENERGY COMPANY
             (Exact Name of Registrant as Specified in Its Charter)



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                   DELAWARE                                                         76-0304436
       (State or other jurisdiction of                                 (I.R.S. Employer Identification No.)
       incorporation or organization)




1021 MAIN, SUITE 2100, HOUSTON, TEXAS                                                   77002
(Address of principal executive offices)                                              (Zip Code)
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       Registrant's telephone number, including area code: (713) 652-0706



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ITEM 2. ACQUISITION AND DISPOSITION OF ASSETS.

         On September 18, 2002, Nuevo Energy Company (the "Company") acquired Athanor Resources, Inc., a privately held company, pursuant to the Agreement and Plan of Merger attached hereto as Exhibit 2.1. The Company announced the transaction in a press release attached hereto as Exhibit 99.1.



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ITEM 7. EXHIBITS

   (a) EXHIBITS

        *2.1 Agreement and Plan of Merger dated September 18, 2002 by and among Athanor Resources, Inc., Athanor B.V., Nuevo Energy Company, Nuevo Texas Inc., Yorktown Energy Partners III, L.P., Yorktown Energy IV, L.P., Yorktown Partners LLC, SAFIC S.A., Charles de Mestral, J. Ross Craft, Montana Oil and Gas, Ltd., David A. Badley, James S. Scott, Glenn Reed, Doug Allison and Mohamed Yaich

        *10.1 Registration Rights Agreement dated September 18, 2002 by and among Nuevo Energy Company, Yorktown Energy Partners III, L.P., Yorktown Energy IV, L.P., Yorktown Partners LLC, SAFIC S.A., Charles de Mestral, J. Ross Craft, Montana Oil and Gas, Ltd., David A. Badley, James S. Scott, Glenn Reed, Doug Allison and Mohamed Yaich


        *99.1 Press release dated September 18, 2002, announcing the acquisition of Athanor Resources, Inc.

        * Exhibits are incorporated by reference to the Current Report on Form 8-K filed by the Company September 19, 2002.



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                                   SIGNATURES


Pursuant to the requirements of Section 13 or 15(d) the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                  NUEVO ENERGY COMPANY
                                                       (Registrant)

Date:     September 24, 2002              By:  /s/ James L. Payne
      ---------------------------             --------------------------------
                                              James L. Payne
                                              Chairman, President and
                                              Chief Executive Officer


Date:     September 24, 2002              By:  /s/ Janet F. Clark
      ---------------------------             --------------------------------
                                              Janet F. Clark
                                              Senior Vice President and
                                              Chief Financial Officer



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